SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported)    June 25, 2004

EDGE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1301 Travis, Suite 2000, Houston, TX 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 654-8960

NOT APPLICABLE
(Former name or former address, if changed since last report.)

ITEM 4.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 25, 2004, Edge Petroleum Corporation (the “Company”, “we”, or “our”) retained the services of BDO Seidman, LLP as its new independent registered accounting firm.  The Audit Committee of the Board of Directors of the Company approved the retention of BDO Seidman.

Concurrent with the appointment of BDO Seidman, the Company dismissed KPMG LLP (“KPMG”) which had served as the Company’s independent accountants since July 18, 2002.  KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

KPMG’s audit reports on the consolidated financial statements of Edge Petroleum Corporation and subsidiaries as of and for the years ended December 31, 2003 and 2002, contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, effective January 1, 2003, the Company changed its method of accounting for asset retirement obligations and effective January 1, 2001, the Company changed its method of accounting for derivative instruments.”  These changes were made and this explanatory language was included pursuant to the required adoption on January 1, 2003 of Statement of Financial Accounting Standard (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations,” and the required adoption on January 1, 2001 of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended.

During the Company’s last two fiscal years and subsequent interim periods to the date hereof, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

During the two years ended December 31, 2003 and during the subsequent interim period through the date of this report, the Company did not consult with BDO Seidman regarding the application of accounting principles or the type of audit opinion that BDO Seidman might render on the Company’s financial statements, or any other matters or events set forth in Item 304 (a) (2) (i) or (ii) of Regulation S-K.

None of the “reportable events” described in item 304 (a) (l) (v) of Regulation S-K under the Securities Act of 1933 occurred with respect to the Company within the last two fiscal years and subsequent interim periods to the date hereof.

The Company has provided to KPMG a copy of the disclosures set forth above.  A copy of KPMG’s letter dated June 30, 2004 regarding these disclosures is attached as Exhibit 16.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

(c)   Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
16.1	Letter of KPMG LLP, to the U.S. Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Edge Petroleum Corporation

(Registrant)

Date: June 30, 2004	By:	/s/ Michael G. Long
		Name:	/s/ Michael G. Long
		Title:	Senior Vice President and Chief Financial Officer